UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 21, 2004

                              ITT INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

          Indiana                        1-5627                 13-5158950
(State or other jurisdiction          (Commission            (I.R.S. Employer
     of incorporation)                File Number)          Identification No.)

                  4 West Red Oak Lane
                 White Plains, New York                           10604
                 (Address of principal                          (Zip Code)
                   executive offices)

       Registrant's telephone number, including area code: (914) 641-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 2.02 Results of Operations and Financial Condition
Item 7.01 Regulation FD Disclosure

      Attached hereto as Exhibit 99.1 and incorporated by reference herein is financial information for ITT Industries, Inc. for the quarter ended September 30, 2004 and forward-looking statements relating to 2004 as presented in a press release of October 21, 2004. This information shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

On October 21, 2004, ITT Industries, Inc. issued a press release providing its financial results for the third quarter of 2004 and updating its previously announced full year 2004 guidance. A copy of this press release is attached and incorporated by reference herein as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(c)   Exhibits

99.1  Press release issued October 21, 2004 for the third quarter 2004.


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

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ITT INDUSTRIES, INC.

                                          By:  /s/ Kathleen S. Stolar
                                               ---------------------------------
                                               Kathleen S. Stolar

                                          Its: Vice President, Secretary
                                               and Associate General Counsel

Date: October 21, 2004


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